UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 28, 2012

Date of Report (Date of earliest event reported)

WESTERN GAS PARTNERS, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices)

(832) 636-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 28, 2012, Western Gas Partners, LP (the “Partnership”) completed the public offering of $520 million aggregate principal amount of 4.0% senior notes due 2022 (the “Notes”).

The terms of the Notes are governed by the Indenture, dated as of May 18, 2011 (the “Base Indenture”), by and among the Partnership, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Fourth Supplemental Indenture, dated as of June 28, 2012 (the “Fourth Supplemental Indenture”), by and among the Partnership and the Trustee, setting forth the specific terms applicable to the Notes. The Base Indenture, as amended and supplemented by the Fourth Supplemental Indenture, is referred to herein as the “Indenture.” Interest on the Notes will accrue from June 28, 2012 and will be payable semi-annually on January 1 and July 1 of each year, commencing January 1, 2013.

The Partnership may redeem all or some of the Notes, in whole or in part, at any time prior to their maturity at the redemption price as set forth in the Fourth Supplemental Indenture. The Notes rank equally in right of payment with all of the Partnership’s existing and future senior indebtedness and senior to any subordinated debt that the Partnership may incur.

The Indenture contains covenants that will limit the ability of the Partnership and certain of its subsidiaries to create liens on its principal properties, engage in sale and leaseback transactions, merge or consolidate with another entity or sell, lease or transfer substantially all of its properties or assets to another entity. Initially, the Notes will not be guaranteed by any of the Partnership’s subsidiaries. In the future, however, if any of the Partnership’s subsidiaries guarantees the Partnership’s obligations under its revolving credit facility, then that subsidiary will, jointly and severally, fully and unconditionally guarantee the Partnership’s payment obligations under the Notes so long as such subsidiary has any guarantee obligation under the Partnership’s revolving credit facility.

The Indenture also contains customary events of default, including (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes at maturity, upon redemption or otherwise; and (iii) certain events of bankruptcy or insolvency with respect to the Partnership. If an event of default occurs and is continuing with respect to any series of Notes, the Trustee or the holders of not less than 25% in principal amount of such series of outstanding Notes may declare the principal amount of such Notes and all accrued and unpaid interest to be due and payable. Upon such a declaration, such principal amount will become due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Partnership occurs and is continuing, the principal amount of such Notes outstanding will become immediately due and payable without any declaration or other act on the part of the Trustee or any holders of such Notes.

Other material terms of the Notes, the Indenture and the Fourth Supplemental Indenture are described in the prospectus supplement forming a part of the prospectus dated June 21, 2012, as filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on June 22, 2012. The foregoing description of the Fourth Supplemental Indenture is qualified in its entirety by reference to the full text of such Fourth Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1, and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On June 28, 2012, the Partnership used a portion of the net proceeds from the offering of the Notes to repay and terminate its $175.0 million five-year term loan agreement (the “Term Loan Agreement”) entered into in December 2008 with Anadarko Petroleum Corporation (“Anadarko”) and amended by Amendment No. 1 thereto (the “Amendment”) in December 2010 (as amended, the “Term Loan”). The Partnership used the proceeds of the Term Loan to finance the cash portion of the consideration paid for the Partnership’s Powder River acquisition. Under the Term Loan Agreement, the Partnership has the option to repay the outstanding principal amount in whole or in part, without premium or penalty.

As of March 31, 2012, without giving effect to the Partnership’s recently completed public offering of 5,000,000 common units, Anadarko held 1,852,718 general partner units representing a 2.0% general partner interest in the Partnership, 40,422,004 common units representing a 43.6% limited partner interest, and 100% of the Partnership’s incentive distribution rights. Additionally, approximately 75% and 76% of the Partnership’s total natural gas gathering, transportation and treating throughput during the year ended December 31, 2011 and the three months ended March 31, 2012, respectively, was attributable to natural gas production owned or controlled by Anadarko. Approximately 64% and 58% of the Partnership’s total processing throughput during the year ended December 31, 2011 and the three months ended March 31, 2012, respectively, was attributable to natural gas production owned or controlled by Anadarko.

The foregoing description of the Term Loan Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the Term Loan Agreement, included as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the Commission on December 24, 2008, and the Amendment, included as Exhibit 10.12 to the Partnership’s Report on Form 10-K/A filed with the Commission on May 5, 2011, and each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

Exhibit 4.1	Fourth Supplemental Indenture, dated as of June 28, 2012, among Western Gas Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

Exhibit 4.2	Form of 4.0% Senior Notes due 2022 (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC, its general partner

Date: June 28, 2012		/s/ Amanda M. McMillian
Amanda M. McMillian Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

Exhibit 4.1	Fourth Supplemental Indenture, dated as of June 28, 2012, among Western Gas Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

Exhibit 4.2	Form of 4.0% Senior Notes due 2022 (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)